Pacer Data & Infrastructure Real Estate ETF
Schedule of Investments
July 31, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - COMMON - 62.4%	Shares	Value
Real Estate - 62.4%(a)
American Tower Corp.	308,039	$64,192,247
Crown Castle, Inc.	201,756	21,202,538
Digital Realty Trust, Inc.	379,190	66,904,284
Equinix, Inc.	74,126	58,201,511
Iron Mountain, Inc.	195,369	19,021,126
Keppel DC REIT	11,136,444	20,344,065
SBA Communications Corp.	87,078	19,568,168
Uniti Group, Inc. (b)	1,561,942	8,309,531
		277,743,470
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $270,312,515)		277,743,470

COMMON STOCKS - 37.6%
Communication Services - 21.5%
Cellnex Telecom SA (c)	521,501	18,503,315
China Tower Corp. Ltd. (c)	13,592,980	19,047,488
Eutelsat Communications SACA (b)(d)	866,141	3,122,711
HKBN Ltd.	4,562,449	2,900,206
Infrastrutture Wireless Italiane SpA (c)	1,695,568	20,105,166
Iridium Communications, Inc. (d)	616,974	15,091,184
SES SA	2,429,097	16,806,368
		95,576,438

Financials - 2.7%
DigitalBridge Group, Inc. (d)	1,134,466	12,184,165

Information Technology - 13.4%
GDS Holdings Ltd. - ADR (b)(d)	703,279	25,367,273
NEXTDC Ltd. (b)	2,192,780	20,485,486
SUNeVision Holdings Ltd.	3,973,721	3,953,473
Vnet Group, Inc. - ADR (b)(d)	1,193,774	9,920,262
		59,726,494
TOTAL COMMON STOCKS (Cost $161,668,519)		167,487,097

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (e)	35,604,193	35,604,193
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $35,604,193)		35,604,193

TOTAL INVESTMENTS - 108.0% (Cost $467,585,227)		480,834,760
Liabilities in Excess of Other Assets - (8.0)%		(35,623,660)
TOTAL NET ASSETS - 100.0%		$445,211,100
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2025, the value of these securities total $57,655,969 or 13.0% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $35,219,336.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Data & Infrastructure Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Real Estate Investment Trusts - Common	$277,743,470	$–	$–	$277,743,470
Common Stocks	167,487,097	–	–	167,487,097
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	35,604,193
Total Investments	$445,230,567	$–	$–	$480,834,760

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $35,604,193 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.